Exhibit 10.12


                                  April 8, 2003

Timothy Wright
[address]


                           Re: Consulting Engagement

Dear Mr. Wright:

         Viral Genetics, Inc. (the "Company") and Timothy Wright (the "Consultant") have been discussing the possibility of Consultant assisting the Company as a consultant. This agreement ("Agreement") will confirm the terms and conditions under which Consultant will provide the consulting services described below, as follows:


                           I. ENGAGEMENT OF CONSULTANT

         1.01     Non-Exclusive Engagement of Consultant; Term.

         (a) The Company hereby engages Consultant as its non-exclusive provider of the consulting services described in this Agreement, for a term (the "Term") which will commence on the date of this Agreement and terminate at the second anniversary of such date.

         1.02 Consultant Services. On the terms and conditions set forth in this Agreement, Consultant will provide the following services to the Company:

         (a) Consultant will advise the Company on increasing its executive management depth and visibility.

         (b) Consultant will advise the Company on expanding its Board of Directors, creating a scientific advisory board and attracting qualified personnel to serve as members thereof.

         (c) Consultant will assist the Company's management in evaluating and originating potential financing alternatives.

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         (d)      Consultant will assist the Company in the development of a public relations strategy, contact with media and celebrity personnel, and relationships with humanitarian foundations or other groups.

         (e) Consultant will assist the Company in identifying its strategic goals.

         (f) Consultant will assist the Company in identifying potential strategic partners.

         1.03 Method of Providing Services. It is understood that the Company will not control the manner or prescribe the method by which the services under this Agreement are to be performed by Consultant. Consultant will perform services, and may communicate with the Company's management and other parties, through personal meetings, correspondence, telephone or video conferences, and such other methods, and at such times, as Consultant may determine, subject to the reasonable convenience of the parties. Consultant shall be available for regular meetings with the management of the Company during the Term, but shall not be required to devote a specific minimum number of hours to the Company's business. Unless requested otherwise by the Company, Consultant shall communicate with the Company's management through the Company's President.

         1.04 Independence of Parties. Nothing contained in this Agreement shall constitute either party as an employee, partner, co-venturer or agent of the other, it being intended that each shall act as an independent contractor with respect to the other.

                                II. COMPENSATION

         2.01 Finder's Fee Payment in Shares. As a finder's fee (the "Finder's Fee") for the sourcing of cash funding to the Company from any party approved by the Company ("Funding Party") and on terms satisfactory to the Company, the Company shall issue and sell to Consultant, at a price of $0.01 per share, shares of the Company's Common Stock ("Shares") as follows, unless otherwise mutually agreed to by the Parties in writing:

         (a) upon the receipt of $ o by the Company from a Funding Party on or before May 7, 2003, o Shares;

         The certificate(s) for the Shares shall be issued and delivered to Consultant within five (5) business days after the receipt by the Company of the cash proceeds as detailed above. In no case shall Consultant be entitled to an aggregate Finder's Fee of more than o Shares. The amounts of cash proceeds as detailed above each represent a separate delivery of cash to the Company. In the event that a Funding Party delivers to the Company cash proceeds that are less than the amounts indicated above, Consultant shall be entitled to a pro-rated lesser amount of Shares as a Finder's Fee.

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         2.02     Quarterly Additional Payments in Shares.

         (a) In addition to the Finder's Fee and in consideration of the services to be performed under this Agreement, the Company will, within ten (10) days after the end of each three-month period from the commencement of the Term, issue and sell to Consultant o additional shares of the Company's Common Stock, at a price per share of $0.01, and will continue to make such quarterly payments in shares (the "Quarterly Payment Shares") for each three-month period during the Term. In the event that the Company shall elect to terminate this Agreement for any reason prior to the end of any such three-month period, the amount of the Quarterly Payment Shares issuable for such period shall be prorated for the elapsed portion of the three-month period, computed by dividing the number of days from the inception of the three-month period to the effective date of such termination by the total number of days in such three-month period and multiplying the fraction so obtained by the amount of the Quarterly Payment Shares. Any shares issuable in connection therewith shall be issued and delivered within ten (10) days after the effective date of such termination.

                       III. REPRESENTATIONS AND WARRANTIES

         3.01 Company Representations and Warranties. The Company hereby represents and warrants, knowing that Consultant is relying thereon, that:

                  (a) The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company is qualified to do business as a foreign corporation in each state in which its business requires it to be so qualified.

                  (b) All shares issued to Consultant under this Agreement will be duly and validly issued, fully paid and non-assessable, and will be delivered free and clear of any liens, claims or encumbrances.

                  (c) The Company represents that the information concerning the Company and its business, as furnished and to be furnished to Consultant, will be complete and correct in all material respects and will not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. The Company will notify Consultant promptly concerning any statement which is not accurate or which is or has become incomplete or misleading in any material respect. The Company understands that Consultant is and will be relying on the continuing accuracy of such information in carrying out its functions under this Agreement.

                  (d) This Agreement has been expressly authorized by the Company's Board of Directors, has been duly and validly executed and delivered by and on behalf

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of the Company, and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms.

                  (e) The Company is not subject to any material pending or threatened litigation, arbitration or governmental or administrative proceedings, and is not in default under any of its material agreements with employees, licensors, licensees, suppliers, customers, shareholders, creditors or other third parties; provided, however, that the foregoing representation excludes certain pending disputes with vendors and suppliers.

                  (f) The Company possesses and owns, or has exclusive licenses to, all intellectual property rights necessary to enable it to develop and conduct its business as contemplated under its business plan and as represented to Consultant. The Company's use of such intellectual property rights does not and will not infringe on the rights of any third party.

                  (g) The Company's shares are listed for quotation on the OTC Bulletin Board administered by the National Association of Securities Dealers. The Company is registered as a public reporting company with the Securities and Exchange Commission ("SEC"), and the Company has filed all annual and periodic reports required to be filed with the SEC under the Securities Exchange Act of 1934.

         3.02 Consultant Representations and Warranties. Consultant hereby represents and warrants, knowing that the Company is relying thereon, that:

                  (a) Consultant is not a broker-dealer and is not authorized to perform broker-dealer functions including, without limitation, the offering of any Company securities for sale

                  (b) Consultant is an Accredited Investor, as that term is promulgated by the Securities and Exchange Commission, and Consultant has completed the attached Schedule A.

                       IV. ADDITIONAL COMPANY UNDERTAKINGS

         4.01 Access to Information and Documentation; Confidentiality. The Company will make its personnel and documentation available for inspection, evaluation, and due diligence by Consultant. In addition, the Company will cause its directors, officers and professional advisers to furnish information and copies of documents to, and to otherwise cooperate with, Consultant in connection with Consultant's due diligence activities. The Company agrees to furnish Consultant with all information and data concerning the Company which Consultant deems reasonably necessary to the performance of its functions. Except as otherwise agreed to by the Company, or required by law, all information concerning the Company which is not publicly available will be kept confidential by Consultant.

                   V. REGISTRATION AND ACQUISITION PROVISIONS

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         5.01 Stock Certificates and Registration Rights. All certificates issued in respect of the Finder's Fee Shares and the Quarterly Payment Shares shall bear a restrictive legend in the form normally used by the Company for the issuance of restricted shares, and shall be deemed restricted securities under SEC Rule 144. The Company agrees that Consultant and its designees and assignees shall have, with respect to all of the Finder's Fee and Quarterly Payment Shares, full piggyback registration rights for a period of four years commencing one year after the date of this Agreement at the Company's sole expense.

         5.02 Acquisition of Company. With the exception of any transaction or transactions with Therapeutics Genetics, Inc. and unless this Agreement is terminated for any other reason as described herein, in the event of a Change in Control of the Company this Agreement shall immediately terminate and Consultant shall immediately receive from the Company or its successor entity the full amount of the Quarterly Payment Shares that Consultant would have been entitled to receive over the remaining term of this Agreement had it not been terminated pursuant to this section 5.02. For the purposes of this Section 5.02, "Change of Control" shall be defined as any of the following events if they occur after the date of this Agreement: the acquisition by any person or group of persons in any transaction or series of related transactions of direct or indirect beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), other than the "Current Holders of Securities" (as such term is defined below), of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of subject party (the "Party"); or the sale, mortgage, lease or other transfer in one or more transactions not in the ordinary course of the Party's business of assets or earning power constituting more than 50% of the assets or earning power of such Party and its subsidiaries (taken as a whole) to any such person or group of persons, other than one or more of the Current Holders of Securities. As used herein, "Current Holders of Securities" shall mean the current holders of issued and outstanding Securities of the Party, their Affiliates, and their respective employees, officers, directors, blood or legal relatives, guardians, legal representatives, and trusts for the primary benefit of any of such persons. As used herein, "Securities" shall mean any and all securities as such term is defined in Section 2 of the Securities Act of 1933, including, without limitation, all common stock, preferred stock, convertible promissory notes, debt instruments, and other securities issued by the Party. As used herein, "Affiliates" shall mean, with respect to a person, all other persons controlling, controlled by or under common control with the first person; as used herein, "Control" and correlative terms, means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a person, where "person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                          VI. RENEWALS AND TERMINATION

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         6.01 Extension and Renewal. The Term may be extended or renewed, and this Agreement may be amended, only by the written agreement of the parties.

         6.02 Termination. Either party may terminate this Agreement for cause upon not less than 10 days notice in the event of a material breach of this Agreement by the other party, which breach is not cured within 20 days after the giving of notice to the breaching party specifying the circumstances of such breach.

                  (a) The Company may terminate this Agreement without further notice to Consultant in the event that Consultant:

                  (i) becomes the subject of an investigation concerning a felony or a violation of any securities laws;
                  (ii)     declares bankruptcy;
                  (iii) becomes an employee, consultant, officer, director or principal of a competitor;
                  (iv)     misrepresents the Company; or
                  (v) acts in any other manner which materially affects the Company in a negative manner.

                  (b) This Agreement shall immediately terminate in the event of a Change in Control, as described in Section 5.02.

         6.03 Consequences of Termination. Any termination or expiration of this Agreement, whether or not for cause, shall not affect the obligation of the Company to pay compensation to Consultant which was earned or accrued prior to the date of termination or expiration.

                               VII. MISCELLANEOUS

         7.01 Governing Law and Disputes. This Agreement shall be governed by the laws of the State of California, without regard to choice of law provisions. The parties agree that any dispute under this Agreement will be resolved in a federal or state court located in the California, and will submit to the jurisdiction of such court for such purpose.

         7.02 Waiver. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

         7.03 Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns. This Agreement may not be assigned without the consent of the parties; provided, however, that nothing contained herein shall prevent Consultant from assigning or transferring any of the Finder's Fee Shares or

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Quarterly Payment Shares to any person or entity in accordance with applicable securities laws and regulations.

         7.04 Survival. The representations, warranties, and agreements of the parties contained in this Agreement will remain operative and in full force and effect and will survive any termination of this Agreement.

         7.05 Notices. All notices required or permitted under this Agreement shall be in writing and shall be sent by certified or registered first class mail, return receipt requested, or shall be personally delivered, or sent by an overnight delivery service such as Federal Express, or shall be transmitted by telefax (provided such telefax message is confirmed by telephonic acknowledgment of receipt or by sending via other authorized means a confirmation copy of such notice) addressed to the parties at their respective last known business addresses.

         Please indicate your consent to the foregoing terms and conditions by signing and returning a duplicate copy of this letter.

                                              Sincerely yours,

                                              VIRAL GENETICS, INC.


                                              By___________________________
                                              President
AGREED:

         TIMOTHY WRIGHT

         ____________________________


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SCHEDULE A

PERSONAL ACCREDITED INVESTOR EXEMPTION

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

         (a) My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

                                            Yes  [   ]        No  [   ]
________
INITIAL

         (b) My individual income in 2001 and 2001 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2003.

                                            Yes  [   ]        No  [   ]
________
INITIAL

         (c) The joint income of my spouse and I in 2001 and 2002 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2003.

                                            Yes  [   ]        No  [   ]
________
INITIAL

         (d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

                                            Yes  [   ]        No  [   ]
________
INITIAL


The foregoing is a true representation of my financial status:


__________________________
Timothy Wright

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